The following Form of Securities Purchase Agreement was entered into with the following individuals and entities in June 2000 as follows:

Individual / Entity             Shares Purchased             Purchase Price ($)
------------------------------- ---------------------------- ----------------------------
Alan B. Snyder                  300,000                      375,000
------------------------------- ---------------------------- ----------------------------
Alan B. Snyder, IRA             100,000                      125,000
------------------------------- ---------------------------- ----------------------------
O.T. Finance, SA                43,500                       54,375
------------------------------- ---------------------------- ----------------------------
Merl Trust                      34,500                       43,125
------------------------------- ---------------------------- ----------------------------
The  Lucien I. Levy  Revocable  14,000                       17,500
Living Trust
------------------------------- ---------------------------- ----------------------------
The  Elvire   Levy   Revocable  8,000                        10,000
Living Trust
------------------------------- ---------------------------- ----------------------------









                            VDC COMMUNICATIONS, INC.


                                   ----------


                      Form of Securities Purchase Agreement


                                   ----------


                             Shares of Common Stock
                               at $1.25 per Share


                                   ----------

CONFIDENTIAL
------------

                      FORM OF SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement" or the "Securities Purchase Agreement") is entered into as of the 28th day of June, 2000, by and between VDC Communications, Inc., a Delaware corporation ("VDC" or the "Company"), and the investor whose name appears at the end of this Agreement ("Purchaser" or "Subscriber").

                                R E C I T A L S:
                                ----------------

         The Company wishes to obtain additional working capital and the Purchaser desires to provide such working capital to the Company through the purchase of certain shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), being privately offered by the Company.

         NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       Sale and Purchase of Shares.
                  ----------------------------

                  Subject to the terms and conditions hereof, the Company agrees to issue and sell, and the Purchaser agrees to purchase that number of shares of Common Stock (the "Shares") identified on the signature page hereof at a purchase price of $1.25 per share. The total purchase price is set forth on the signature page hereof (the "Purchase Price"). The Purchase Price is payable upon subscription in cash, certified check or wire transfer. If paying by check, the check should be made payable to "VDC Communications, Inc." and delivered to VDC Communications, Inc. at 75 Holly Hill Lane, Greenwich, Connecticut, 06830. The sale of Shares evidenced by this Agreement is part of an overall private placement transaction (the "Offering") being undertaken by the Company of a maximum amount of $1,500,000. See Section 3 hereafter.

                  No broker, investment banker or any other person, other than Santa Fe Capital Group (NM), Inc. ("Santa Fe"), will receive from the Company any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase of the Shares. The Company shall pay Santa Fe an investment banking fee (the "Santa Fe Fee") based upon gross proceeds received by the Company in the Offering from investors introduced to the Company by Santa Fe (the "Santa Fe Proceeds"). Specifically, Santa Fe is entitled to: five percent (5%) of the first $1,000,000 in Santa Fe Proceeds; and four percent (4%) of the second $1,000,000 in Santa Fe Proceeds. Fifty percent (50%) of the Santa Fe Fee shall be paid to Santa Fe in shares of Company Common valued at $1.25 per share.

         2.       Description of the Shares.
                  --------------------------

                  (a)      Restricted   Securities.    The   Shares   shall   be
                           ------------------------
"restricted securities" as that term is defined under Rule 144 of the Securities Act of 1933, as amended (the "Act"), and may not be offered for sale or sold or otherwise transferred in a transaction which would constitute a sale thereof within the meaning of the Act unless (i) such security has been registered for sale under the Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities; or (ii) exemptions from the registration requirements of the Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel, prepared at Purchaser's expense, that the proposed sale or other disposition of such securities may be effected without registration under the Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

                  (b)      Voting Rights; Dividends.  Holders of Common Stock of
                           -------------------------
the Company have equal rights to receive dividends when, as, and if declared by the Board of Directors out of funds legally available therefor. Holders of Common Stock of the Company have one vote for each share held of record and do not have cumulative voting rights.

                  (c)      Liquidation;  Redemption.  Holders of Common Stock of
                           -------------------------
the Company are entitled upon liquidation of the Company to share ratably in the net assets available for distribution, subject to the rights, if any of holders of any preferred stock of the Company then outstanding. Shares of Common Stock of the Company are not redeemable and have no preemptive or similar rights. All outstanding shares of Common Stock of the Company are fully paid and nonassessable.

                  (d)      Restriction Upon Resale. The Subscriber hereby agrees
                           ------------------------
that the Shares shall be subject to restrictions upon the transfer, sale, encumbrance or other disposition of the Shares. See "Understanding of Investment Risks" and "Registration Rights".

         3.       Shares Offered in a Private Placement Transaction.
                  --------------------------------------------------

                  The Shares offered by this Securities Purchase Agreement are being offered as a non-public offering pursuant to Section 4(2) and Regulation D of the Act ("Regulation D") by the Company on a "best efforts" basis of a maximum principal amount of $1,500,000 (the "Maximum Offering") to be offered to certain accredited investors. Accordingly, there can be no assurances as to the number of securities that will be sold in the Offering. The Company may, in its sole discretion, reject, in whole or part, subscriptions from purchasers to the extent such subscriptions, when aggregated with other subscriptions from this private placement transaction exceed the Maximum Offering. Additionally, the Company may, in its sole discretion, reject any subscription from any purchaser to the extent all subscription documentation and funds for such subscription are not received by the Company on or before 5 p.m. Eastern Standard Time on Friday, July 14, 2000, (the "Outside Subscription Date"). The Company may reject subscriptions for other reasons, in its sole discretion. The proceeds of this Offering are intended to raise working capital for the Company.

         4.       Binding Effect of Securities Purchase Agreement; The Closing.
                  -------------------------------------------------------------

                  This Securities Purchase Agreement shall not be binding on the Company unless and until an authorized executive officer of the Company has evidenced acceptance thereof by executing the signature page at the end hereof. The Company may accept or reject this Securities Purchase Agreement in its sole discretion. In the event the Company rejects this Agreement, the Purchaser's funds will be returned without deduction of any costs and without interest.

                  A closing (the "Closing") will occur contemporaneously with the acceptance of this Agreement by the Company and the Company's receipt of the Purchase Price. The Company shall deliver to the Purchaser within fifteen (15) business days after the Outside Subscription Date a stock certificate representing the number of Shares purchased, bearing applicable restrictive legends, duly executed by the appropriate officer(s) and registered on the books of the Company in Purchaser's name.

         5.       Representations and Warranties of the Purchaser. The Purchaser
                  ------------------------------------------------
represents and warrants to the Company as follows:

                  (a)      Accredited Investor. The Purchaser has such knowledge
                           --------------------
and experience in business and financial matters such that the Purchaser is capable of evaluating the merits and risks of purchasing the Shares. The Purchaser is either an "accredited investor" as that term is defined in Rule 501 of Regulation D of the Act or a "qualified institutional buyer" as that term is defined in Rule 144A of the Act, and represents that he satisfies the suitability standards identified in Section 10 hereof;

                  (b)      Loss of  Investment.  The Purchaser('s)  (i)  overall
                           --------------------
commitment to investments which are not readily marketable is not disproportionate to his net worth; (ii) investment in the Company will not cause such overall commitment to become excessive; (iii) can afford to bear the loss of his entire investment in the Company; and (iv) has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in his investment in the Company;

                  (c)      Special Suitability.   The  Purchaser  satisfies  any
                           --------------------
special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Shares are purchased occurs;

                  (d)      Investment Intent. The Purchaser hereby  acknowledges
                           ------------------
that the Purchaser has been advised that this offering has not been registered with, or reviewed by, the Securities and Exchange Commission ("SEC") because this offering is intended to be a non-public offering pursuant to Section 4(2) and Regulation D of the Act. The Purchaser represents that the Purchaser's Shares are being purchased for the Purchaser's own account and not on behalf of any other person, for investment purposes only and not with a view towards distribution or resale to others. The Purchaser agrees that the Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Shares unless they are registered under the Act or unless in the opinion of counsel an exemption from such registration is available, such counsel and such opinion to be satisfactory to the Company. The Purchaser understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Purchaser's investment intention;

                  (e)      State Securities Laws. The Purchaser understands that
                           ----------------------
no securities administrator of any state has made any finding or determination relating to the fairness of this investment and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the Shares;

                  (f)      Authority;  Power;   No  Conflict.    The  execution,
                          ----------------------------------
delivery and performance by the Purchaser of the Agreement are within the powers of the Purchaser, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Purchaser is a party or by which the Purchaser is bound, and, if the Purchaser is not an individual, will not violate any provision of the charter documents, Bylaws, indenture of trust, operating agreement, or partnership agreement, as applicable, of the Purchaser. The signatures of the Purchaser on the Agreement are genuine, and the signatory, if the Purchaser is an individual, has legal competence and capacity to execute the same, or, if the Purchaser is not an individual, the signatory has been duly authorized to execute the same; and the Agreement constitutes the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms;

                  (g)      No General Solicitation.  The Purchaser  acknowledges
                           ------------------------
that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by him and that no public solicitation or advertisement with respect to the offering of the Shares has been made to him;

                  (h)      Advice of Tax and Legal Advisors.   The Purchaser has
                           ---------------------------------
relied solely upon the advice of his own tax and legal advisors with respect to the tax and other legal aspects of this investment;

                  (i)      Broker Fees.   The  Purchaser  is  not aware that any
                           ------------
person, and has been advised that no person, will receive from the Company any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase of the Shares other than as declared herein;

                  (j)      Access to  Information.  Purchaser  has had access to
                           -----------------------
all material and relevant information concerning the Company, its management, financial condition, capitalization, market information, properties and prospects necessary to enable Purchaser to make an informed investment decision with respect to its investment in the Shares. Purchaser has carefully read and reviewed, and is familiar with and understands the contents thereof and hereof, including, without limitation, the risk factors referenced in this Agreement. See "Understanding of Investment Risks." Purchaser acknowledges that it has had the opportunity to ask questions of and receive answers from, and to obtain additional information from, representatives of the Company concerning the terms and conditions of the acquisition of the Shares and the present and proposed business and financial condition of the Company, and has had all such questions answered to its satisfaction and has been supplied all information requested;

                  (k)      Review of Reports.  The  Purchaser  acknowledges that
                           ------------------
it has been provided with an opportunity to review: (i) a copy of the Company's Annual Report on Form 10-K for the year ended June 30, 1999; (ii) a copy of the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1999, December 31, 1999, and March 31, 2000; (iii) a copy of the Company's Amendment Number 1 to Registration Statement on Form S-1 (SEC File Number 333-80107); (iv) a copy of the Company's Current Report on Form 8-K, dated June 14, 2000; and (v) all other recent reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (collectively, the "Reports").

                  (l)      Understanding the Nature of Securities. The Purchaser
                           ---------------------------------------
understands and acknowledges that:

                           (i)      The Shares have not  been  registered  under
the Act or any state securities laws and are being issued and sold in reliance upon certain exemptions contained in the Act;

                           (ii)     The Shares  are  "restricted  securities" as
that term is defined in Rule 144 promulgated under the Act;

                           (iii)    The Shares cannot  be  sold  or  transferred
without registration under the Act and applicable state securities laws, or unless the Company receives an opinion of counsel reasonably acceptable to it (as to both counsel and the opinion) that such registration is not necessary; and

                           (iv)     The Shares and any  certificates  issued  in
replacement therefor shall bear the following legend, in addition to any other legend required by law or otherwise:

                           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF EXEMPTION FROM REGISTRATION, UNDER THE ACT and any applicable state securities laws, BASED ON AN OPINION LETTER OF COUNSEL SATISFACTORY TO THE COMPANY."

                  (m)      Information Provided.   The  Purchaser  has,  on   or
                           ---------------------
before the date of the Closing, been afforded the opportunity to review and is familiar with the Reports and has based his decision to invest solely on the information contained therein, and the information contained within this Agreement and the associated exhibits and schedules, and has not been furnished with and is not relying upon any other literature, prospectus or other information except as included in the Reports or this Agreement.

         6.       Indemnification.  The  Purchaser  shall  indemnify  and   hold
                  ----------------
harmless the Company and the Company's officers, directors and employees from and against any and all loss, damage or liability (including attorneys' fees), due to, or arising out of, a breach or inaccuracy of any representation or warranty contained in Section 5.

         7.       Understanding  of  Investment  Risks.  Any  investment in  the
                  -------------------------------------
Shares should not be made by a Purchaser who cannot afford the loss of his entire Purchase Price. The Purchaser acknowledges that the Shares offered hereby have not been approved or disapproved by the Securities and Exchange Commission, or any state securities commissions, nor has the Securities and Exchange Commission or any state securities commission passed upon the adequacy or accuracy of this Securities Purchase Agreement or any exhibit hereto. Prior to making an investment in the Securities, the Purchaser has fully considered, among other things, the financial and other information and risk factors set forth in the Reports and acknowledges that such information has been considered prior to making this investment decision.

         8.       Registration Rights.  The  Company  has  agreed  to advise the
                  --------------------
Purchaser by written notice at least ten (10) calendar days prior to the filing of a registration statement under the Act (excluding registration on Forms S-8, S-4 or any successor forms thereto), covering securities of the Company to be offered and sold to the public generally (whether on behalf of the Company or selling security holders) and shall, upon the request of the Purchaser given at least five (5) calendar days prior to the filing of such registration statement, include in any such registration statement such information as may be required to permit the public resale of the Shares; provided, however, that in the event the resale of the Shares has not been previously included within a registration statement, the Company shall in any event file a registration statement under the Act within one year of the Outside Subscription Date, the purpose of which is to register the resale of the Shares. The registration rights associated with the Shares are described more particularly and are subject in full to the terms of a Registration Rights Agreement substantially in the form attached hereto as Exhibit "A."

                  The Company shall use reasonable best efforts to file, within six (6) months of the Outside Subscription Date, a registration statement on behalf of certain Company security holders which, if filed, will include the Shares referenced in this Agreement, subject to the conditions and limitations set forth in a Registration Rights Agreement substantially in the form attached hereto as Exhibit "A."

                  The Company's obligation to register the Shares extends only to the inclusion of the Shares in a registration statement which covers the public resale thereof. In all events, the Company shall have no obligation: (i) to assist or cooperate in the offering or disposition of such Shares; (ii) to obtain a commitment from an underwriter relative to the sale of such Shares; or
(iii) to include such Shares within an underwritten offering of the Company. The Company shall assume no responsibility for the manner of sale, timing of sale, or sales price relating to the resale of the Shares.

         9.       Representations  and  Warranties of the Company.  The  Company
                  ------------------------------------------------
hereby represents and warrants to Purchaser as follows:

                  (a)      Organization and Standing of the Company. The Company
                           -----------------------------------------
is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware with adequate power and authority to conduct the business in which it is now engaged and has the corporate power and authority to enter into this Agreement, and is duly qualified and licensed to do business as a foreign corporation in such other jurisdictions as is necessary to enable it to carry on its business, except where failure to do so would not have a material adverse effect on its business;

                  (b)      Corporate Power and  Authority.   The  execution  and
                           -------------------------------
delivery of this Agreement and the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. No other corporate act or proceeding on the part of the Company is necessary to authorize this
Agreement. When duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally; and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law.


         10.      IMPORTANT CONSIDERATIONS:  SUITABILITY STANDARDS - WHO  SHOULD
         ---      --------------------------------------------------------------
INVEST.
-------

                  INVESTMENT IN THE SHARES INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL RESOURCES WHO HAVE NO NEED FOR LIQUIDITY IN THEIR INVESTMENT.

                  A substantial number of state securities commissions have established investor suitability standards for the marketing within their respective jurisdictions of restricted securities. Some have also established minimum dollar levels for purchases in their states. The reasons for these standards appear to be, among others, the relative lack of liquidity of securities of such programs as compared with other securities investments. Investment in the Shares involves a high degree of risk and is suitable only for persons of substantial financial means who have no need for liquidity in their investments.

                  The Company has adopted as a general investor suitability standard the requirement that each Subscriber for Shares represents in writing that the Subscriber: (a) is acquiring the Shares for investment and not with a view to resale or distribution; (b) can bear the economic risk of losing his entire investment; (c) his overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and an investment in the Shares will not cause such overall commitment to become excessive; (d) has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in this investment in the Shares; (e) has evaluated all the risks of investment in the Company; and (f) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Company or is relying on his own purchaser representative in making an investment decision.

                  In addition, all of the Subscribers for Shares must be: (1) extremely sophisticated investors with substantial net worth and experience in making investments of this nature; and (2) "accredited investors," as defined in Rule 501 of Regulation D under the Act, by meeting any of the following conditions:

                  (i) he or she has an individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years, and he or she reasonably expects an income in excess of the aforesaid levels in the current year, or

                  (ii) he or she has an individual net worth, or a joint net worth with his or her spouse, at the time of his or her purchase, in excess of $1,000,000 (net worth for these purposes includes homes, home furnishings and automobiles), or

                  (iii) he or she otherwise satisfies the Company that he or she is an accredited investor, as defined in Rule 501 under the Act.

                  Other categories of investors included within the definition of accredited investor include the following: certain institutional investors, including certain banks, whether acting in their individual or fiduciary capacities; certain insurance companies; federally registered investment companies; business development companies (as defined under the Investment Company Act of 1940); Small Business Investment Companies licensed by the Small Business Administration; certain employee benefit plans; private business development companies (as defined in the Investment Advisers Act of 1940); tax exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue
Code) with total assets in excess of $5,000,000; entities in which all the equity owners are accredited investors; and certain affiliates of the Company.

                  A partnership Subscriber, which satisfies the requirements set forth in clauses (a) through (f) above shall satisfy the suitability standards if it is an accredited investor by reason of clause (iii) above, or if all of its partners are accredited investors. A corporate subscriber, which satisfies the requirements set forth in clauses (a) through (f) above shall satisfy the investor suitability standards if it is an accredited investor by reason of clause (iii) above, or if all of its shareholders are accredited investors. Corporate subscribers must have net worth of at least three (3) times the amount of their investment in the Shares.

                  The suitability standards referred to above represent minimum suitability requirements for prospective purchasers and the satisfaction of such standards by a prospective purchaser does not necessarily mean that the Shares are a suitable investment for such purchaser. The Company may, in circumstances it deems appropriate, modify such requirements. The Company may also reject subscriptions for whatever reasons, in its sole discretion, it deems appropriate.

                  Securities Purchase Agreements may not necessarily be accepted in the order in which received. Purchasers who are residents of certain states may be required to meet certain additional suitability standards.

                  THE ACCEPTANCE OF A SUBSCRIPTION FOR SHARES BY THE COMPANY DOES NOT CONSTITUTE A DETERMINATION BY THE COMPANY THAT AN INVESTMENT IN THE SHARES IS SUITABLE FOR A PROSPECTIVE INVESTOR. THE FINAL DETERMINATION OF THE SUITABILITY OF INVESTMENT IN THE SHARES MUST BE MADE BY THE PROSPECTIVE INVESTOR AND HIS OR HER ADVISERS.

         11.      State Law Considerations for Residents of All States.
                  -----------------------------------------------------

                  IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER'S SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN
RECOMMENDED  BY  ANY  FEDERAL  OR  STATE  SECURITIES  COMMISSION  OR  REGULATORY
AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATES SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

         12.      Notices.    All  notices,   consents,   waivers,   and   other
                  --------
communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by certified mail, return receipt requested (provided that facsimile notice shall be deemed received on the next business day if received after 5:00 p.m. Eastern Standard Time), or (c) on the next business day, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                  If to the Company:

                           VDC Communications, Inc.
                           75 Holly Hill Lane
                           Greenwich, CT   06830
                           Attention:  Frederick A. Moran
                                       Chairman & C.E.O.
                           Facsimile: (203) 552-0908


                  with a copy to:

                           VDC Communications, Inc.
                           75 Holly Hill Lane
                           Greenwich, CT   06830
                           Attention:  Louis D. Frost, Esq.
                                       VDC Corporate Counsel
                           Facsimile: (203) 552-0908

                  If to Purchaser:

                  to the address and facsimile number set forth at the end of this Agreement or to such other addresses and facsimile number as may be specified in accordance herewith from time to time.

         13.      Survival of  Representations  and Warranties.  Representations
                  ---------------------------------------------
and warranties contained herein shall survive the execution and delivery of this Agreement.

         14.      Parties  in  Interest.   All  the terms and provisions of this
                  ----------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, provided that this Agreement and the interests herein may not be assigned by either party without the express written consent of the other party.

         15.      Governing Law.  This  Agreement  shall  be  governed  by   and
                  --------------
construed in accordance with the laws of the State of Connecticut without regard to the principles of conflict of laws.

         16.      Arbitration.   All controversies  arising out of or related to
                  ------------
this Agreement shall be determined by binding arbitration applying the laws of the State of Connecticut. Any arbitration between the parties shall be conducted at the Company's offices in Greenwich, Connecticut, or at such other location designated by the Company, before the American Arbitration Association (the "AAA"). The decision of the arbitrator(s) shall be final and binding upon the parties and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator(s), shall be shared equally by the parties hereto unless the award otherwise provides. Nothing in this section will prevent either party from resorting to judicial proceedings if interim injunctive relief under the laws of the State of Connecticut from a court is necessary to prevent serious and irreparable injury to one of the parties, and the parties hereto agree that the state courts in Stamford, Connecticut and the United States District Court in the District of Connecticut in Bridgeport, Connecticut shall have exclusive subject matter and in personam jurisdiction over the parties for purposes of obtaining interim injunctive relief.

         17.      Sections and Other Headings.  The  section  and other headings
                  ----------------------------
contained in this Agreement are for the convenience of reference only, and do not constitute part of this Agreement or otherwise affect any of the provisions hereof.

         18.      Pronouns.  Whenever the context of this Agreement may require,
                  ---------
any pronoun will include the corresponding masculine, feminine and neuter form, and the singular form of nouns and pronouns will include the plural.

         19.      Counterpart  Signatures.   This  Agreement  may be executed in
                  ------------------------
multiple counterparts each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by exchange of facsimile copies showing the signatures of the parties, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the Agreement requiring no further execution.

         20.      Severability.  If  any  provision  of  this Agreement shall be
                  -------------
invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         21.      Entire   Agreement;   Amendments.    This  Agreement  and  the
                  ---------------------------------
instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         22.      Construction.  This Agreement and any related instruments will
                  -------------
not be construed more strictly against one party then against the other by virtue of the fact that drafts may have been prepared by counsel for one of the parties, it being recognized that this Agreement and any related instruments are the product of negotiations between the parties and that both parties have contributed to the final preparation of this Agreement and all related instruments.

         23.      Agreement Read and Understood. Both parties hereto acknowledge
                  ------------------------------
that they have had an opportunity to consult with an attorney, and such other experts or consultants as they deem necessary or prudent, regarding this Agreement and that they, or their designated agents, have read and understand this Agreement.

         24.      United States Dollars.  All dollar amounts stated herein refer
                  ----------------------
to and are payable solely in United States Dollars.

         IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be signed.


                                   Purchaser:


          Shares/$
------------------------           ---------------------------------------------
Number and dollar amount
of Shares purchased -
Purchase Price



                                   Address/Residence of Purchaser:

                                   ---------------------------------------------

                                   ---------------------------------------------


                                   Social Security Number:
                                                          ----------------------

                                   Accredited Investor Certification
                                   ---------------------------------
                                   (Place initials on the appropriate line(s))

                           (i)      I am a natural  person  who  had  individual
---- income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year ("income", for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by
                    (1) any deduction of long-term capital gains under Section 1202 of the Internal Revenue Code of 1986 (the "Code"), (2) any deduction for depletion under Section 611 et seq. of the Code, (3) any exclusion for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040); or

                           (ii)     I am a natural person  whose individual  net
---- worth (i.e., total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Shares be in excess of $1,000,000; or

                           (iii)    The  Purchaser is an investor satisfying the
---- requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are "accredited investors" as otherwise defined in Regulation D; or

                           (iv)     The Purchaser is a "qualified  institutional
---- buyer" as that term is defined in Rule 144A of the Securities Act; or

                           (v)      The Purchaser is a trust,  which  trust  has
---- total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Shares offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Shares; or

                           (vi)     I am a director or executive officer of  the
----                Company; or

                           (vii)    The  Purchaser  is an entity  (other  than a
----                trust)  in  which  all  of  the  equity   owners   meet  the
                    requirements of at least one of the above subparagraphs.

                                                 Agreed and Accepted by

                                                 VDC COMMUNICATIONS, INC.


                                                 By:
                                                      --------------------------
                                                      Frederick A. Moran
                                                      Chairman & C.E.O.


                                                 Dated:
                                                         -----------------------